EQ Advisors TrustSM

Supplement dated March 17, 2016 to the Prospectus dated May 1, 2015, as supplemented

This Supplement updates certain information contained in the Prospectus of EQ Advisors Trust (“Trust”) dated May 1, 2015, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers of the AXA/Invesco Strategic Allocation Portfolio (the “Portfolio”).

Information Regarding

AXA/Invesco Strategic Allocation Portfolio

Effective immediately, the table in the section of the Prospectus entitled “AXA/Invesco Strategic Allocation Portfolio — Class IB and K Shares — Who Manages the Portfolio — Sub-Adviser: Invesco Advisers Inc. (“Invesco” or the “Sub-Adviser”)” is deleted in its entirety and replaced with the following information:

Name	Title	Date Began Managing the Portfolio
Duy Nguyen, CFA®	Chief Investment Officer and Senior Portfolio Manager of Invesco	May 2015
Jacob Borbidge	Portfolio Manager of Invesco	February 2016
Brian Schneider	Portfolio Manager of Invesco	March 2016
Robert Young	Portfolio Manager of Invesco	March 2016

Effective immediately, the seventh, eighth and ninth paragraphs in the section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – Invesco Advisers, Inc.” are deleted in their entirety and replaced with the following information:

Duy Nguyen, Jacob Borbidge, Brian Schneider and Robert Young have joint and primary responsibility for the day-to-day management of the AXA/Invesco Strategic Allocation Portfolio.

Duy Nguyen, CFA®, is Chief Investment Officer and Portfolio Manager for the Invesco Solutions team at Invesco. Mr. Nguyen joined Invesco in 2000. Prior to joining Invesco, Mr. Nguyen served as assistant vice president and quantitative equity analyst for Van Kampen American Capital, as well as vice president and director of quantitative services of FactSet Research Systems, Inc.

Jacob Borbidge, serves as a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 2004. He has been a portfolio manager of the Portfolio since February 2016.

Brian Schneider, serves as a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 1987. He has been a portfolio manager of the Portfolio since March 2016.

Robert Young, serves as a Portfolio Manager of Invesco. He has been associated with Invesco and/or its affiliates since 2001. He has been a portfolio manager of the Portfolio since March 2016.